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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                ---------------


                                   FORM 8-K


                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                                April 22, 1997
               Date of Report (Date of earliest event reported)



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                            WMX TECHNOLOGIES, INC.
            (Exact name of registrant as specified in its charter)

                                   DELAWARE
                (State or other jurisdiction of incorporation)


             1-7327                                       36-2660763
     (Commission File Number)                           (IRS Employer
                                                      Identification No.)

               3003 BUTTERFIELD ROAD, OAK BROOK, ILLINOIS  60521
                (Address of principal executive offices) (Zip code)


                                (630) 572-8800
             (Registrant's telephone number, including area code)

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Item 5.  Other Events.
         ------------

         On April 22, 1997, the Company issued a press release announcing that the Court of Chancery in and for New Castle County, Delaware had refused to grant a preliminary injunction against WMX's completion of its ongoing "Dutch auction" tender offer. A copy of the news release is filed herewith as an exhibit and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         No financial statements or pro forma financial information are required to be filed as a part of this report. The exhibit filed as part of this report is listed in the Exhibit Index hereto.

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                                 SIGNATURES
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          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    WMX TECHNOLOGIES, INC.



                                    By:  /s/ Thomas A. Witt
                                         ------------------
                                         Thomas A. Witt
                                         Vice President

Dated: April 24, 1997

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                            WMX TECHNOLOGIES, INC.

                                 EXHIBIT INDEX

                     Number and Description of Exhibit*
                     ---------------------------------

1.    None

2     None

4.    None

16.   None

17.   None

20.   None

23.   None

24.   None

27.   None

99.1  News release dated April 22, 1997 issued by WMX Technologies, Inc.

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* Exhibits not listed are inapplicable.

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